Exhibit (d)(22)

SCHEDULE A

To the General Research Services Agreement

Dated as of January 20, 2006

Trust	Fund
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Stock Selector Small Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Income Fund
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund
Fidelity Advisor Series I	Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Series I	Fidelity Advisor Growth & Income Fund
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Series I	Fidelity Advisor High Income Advantage Fund
Fidelity Advisor Series I	Fidelity Advisor High Income Fund
Fidelity Advisor Series I	Fidelity Advisor Large Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Series I	Fidelity Advisor Mid Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund
Fidelity Advisor Series I	Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Series I	Fidelity Advisor Value Fund
Fidelity Advisor Series I	Fidelity Advisor Value Strategies Fund
Fidelity Advisor Series I	Fidelity Real Estate High Income Fund
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund
Fidelity Advisor Series VII	Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Series VII	Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund
Fidelity Advisor Series VII	Fidelity Advisor Energy Fund
Fidelity Advisor Series VII	Fidelity Advisor Financial Services Fund
Fidelity Advisor Series VII	Fidelity Advisor Health Care Fund
Fidelity Advisor Series VII	Fidelity Advisor Industrials Fund
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund
Fidelity Advisor Series VII	Fidelity Advisor Technology Fund
Fidelity Advisor Series VII	Fidelity Advisor Utilities Fund
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Series VIII	Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Series VIII	Fidelity Advisor Global Capital Appreciation Fund
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Series VIII	Fidelity Advisor Japan Fund
Fidelity Advisor Series VIII	Fidelity Advisor Latin America Fund
Fidelity Advisor Series VIII	Fidelity Advisor Overseas Fund
Fidelity Advisor Series VIII	Fidelity Advisor Value Leaders Fund
Fidelity Beacon Street Trust	Fidelity Tax Managed Stock Fund
Fidelity Capital Trust	Fidelity Capital Appreciation Fund
Fidelity Capital Trust	Fidelity Disciplined Equity Fund
Fidelity Capital Trust	Fidelity Focused Stock Fund
Fidelity Capital Trust	Fidelity Stock Selector Small Cap Fund
Fidelity Capital Trust	Fidelity Stock Selector All Cap Fund
Fidelity Capital Trust	Fidelity Value Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Emerging Markets Equity Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 1
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 2
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity International Equity Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Telecom Services Central Fund
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund
Fidelity Commonwealth Trust	Fidelity Large Cap Stock Fund
Fidelity Commonwealth Trust	Fidelity Mid-Cap Stock Fund
Fidelity Commonwealth Trust	Fidelity Small Cap Discovery Fund
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund
Fidelity Congress Street Fund	Fidelity Congress Street Fund
Fidelity Contrafund	Fidelity Advisor New Insights Fund
Fidelity Contrafund	Fidelity Contrafund
Fidelity Destiny Portfolios	Fidelity Advisor Capital Development Fund
Fidelity Destiny Portfolios	Fidelity Advisor Diversified Stock Fund
Fidelity Devonshire Trust	Fidelity Equity-Income Fund
Fidelity Devonshire Trust	Fidelity Large Cap Growth Fund
Fidelity Devonshire Trust	Fidelity Large Cap Value Fund
Fidelity Devonshire Trust	Fidelity Mid Cap Growth Fund
Fidelity Devonshire Trust	Fidelity Mid Cap Value Fund
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio
Fidelity Devonshire Trust	Fidelity Series All-Sector Equity Fund
Fidelity Devonshire Trust	Fidelity Series Large Cap Value Fund
Fidelity Devonshire Trust	Fidelity Telecom and Utilities Fund
Fidelity Exchange Fund	Fidelity Exchange Fund
Fidelity Financial Trust	Fidelity Convertible Securities Fund
Fidelity Financial Trust	Fidelity Equity-Income II Fund
Fidelity Financial Trust	Fidelity Independence Fund
Fidelity Hastings Street Trust	Fidelity Fifty
Fidelity Hastings Street Trust	Fidelity Fund
Fidelity Hastings Street Trust	Fidelity Growth Discovery Fund
Fidelity Hastings Street Trust	Fidelity Mega Cap Stock Fund
Fidelity Investment Trust	Fidelity Canada Fund
Fidelity Investment Trust	Fidelity China Region Fund
Fidelity Investment Trust	Fidelity Diversified International Fund
Fidelity Investment Trust	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Fidelity Investment Trust	Fidelity Emerging Markets Fund
Fidelity Investment Trust	Fidelity Europe Capital Appreciation Fund
Fidelity Investment Trust	Fidelity Europe Fund
Fidelity Investment Trust	Fidelity Global Commodity Stock Fund
Fidelity Investment Trust	Fidelity International Capital Appreciation Fund
Fidelity Investment Trust	Fidelity International Discovery Fund
Fidelity Investment Trust	Fidelity International Growth Fund
Fidelity Investment Trust	Fidelity International Small Cap Fund
Fidelity Investment Trust	Fidelity International Small Cap Opportunities Fund
Fidelity Investment Trust	Fidelity International Value Fund
Fidelity Investment Trust	Fidelity Japan Fund
Fidelity Investment Trust	Fidelity Japan Smaller Companies Fund
Fidelity Investment Trust	Fidelity Latin America Fund
Fidelity Investment Trust	Fidelity Nordic Fund
Fidelity Investment Trust	Fidelity Overseas Fund
Fidelity Investment Trust	Fidelity Pacific Basin Fund
Fidelity Investment Trust	Fidelity Series Emerging Markets Fund
Fidelity Investment Trust	Fidelity Series International Growth Fund
Fidelity Investment Trust	Fidelity Series International Small Cap Fund
Fidelity Investment Trust	Fidelity Series International Value Fund
Fidelity Investment Trust	Fidelity Southeast Asia Fund
Fidelity Investment Trust	Fidelity Total International Equity Fund
Fidelity Investment Trust	Fidelity Worldwide Fund
Fidelity Magellan Fund	Fidelity Magellan Fund
Fidelity Mt. Vernon Street Trust	Fidelity 130/30 Large Cap Fund
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund
Fidelity Mt. Vernon Street Trust	Fidelity Growth Strategies Fund
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund
Fidelity Puritan Trust	Fidelity Balanced Fund
Fidelity Puritan Trust	Fidelity Low-Priced Stock Fund
Fidelity Puritan Trust	Fidelity Puritan Fund
Fidelity Puritan Trust	Fidelity Value Discovery Fund
Fidelity Securities Fund	Fidelity Advisor Growth Strategies Fund
Fidelity Securities Fund	Fidelity Blue Chip Growth Fund
Fidelity Securities Fund	Fidelity Blue Chip Value Fund
Fidelity Securities Fund	Fidelity Dividend Growth Fund
Fidelity Securities Fund	Fidelity Growth & Income Portfolio
Fidelity Securities Fund	Fidelity International Real Estate Fund
Fidelity Securities Fund	Fidelity Leveraged Company Stock Fund
Fidelity Securities Fund	Fidelity OTC Portfolio
Fidelity Securities Fund	Fidelity Real Estate Income Fund
Fidelity Securities Fund	Fidelity Small Cap Growth Fund
Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund
Fidelity Securities Fund	Fidelity Small Cap Value Fund
Fidelity Select Portfolios	Air Transportation Portfolio
Fidelity Select Portfolios	Automotive Portfolio
Fidelity Select Portfolios	Banking Portfolio
Fidelity Select Portfolios	Biotechnology Portfolio
Fidelity Select Portfolios	Brokerage and Investment Management Portfolio
Fidelity Select Portfolios	Business Services and Outsourcing Portfolio
Fidelity Select Portfolios	Chemicals Portfolio
Fidelity Select Portfolios	Computers Portfolio
Fidelity Select Portfolios	Construction and Housing Portfolio
Fidelity Select Portfolios	Consumer Industries Portfolio
Fidelity Select Portfolios	Cyclical Industries Portfolio
Fidelity Select Portfolios	Defense and Aerospace Portfolio
Fidelity Select Portfolios	Developing Communications Portfolio
Fidelity Select Portfolios	Electronics Portfolio
Fidelity Select Portfolios	Energy Portfolio
Fidelity Select Portfolios	Energy Service Portfolio
Fidelity Select Portfolios	Environment and Alternative Energy Portfolio
Fidelity Select Portfolios	Financial Services Portfolio
Fidelity Select Portfolios	Food and Agriculture Portfolio
Fidelity Select Portfolios	Gold Portfolio
Fidelity Select Portfolios	Health Care Portfolio
Fidelity Select Portfolios	Home Finance Portfolio
Fidelity Select Portfolios	Industrial Equipment Portfolio
Fidelity Select Portfolios	Industrial Materials Portfolio
Fidelity Select Portfolios	Insurance Portfolio
Fidelity Select Portfolios	Leisure Portfolio
Fidelity Select Portfolios	Medical Delivery Portfolio
Fidelity Select Portfolios	Medical Equipment and Systems Portfolio
Fidelity Select Portfolios	Multimedia Portfolio
Fidelity Select Portfolios	Natural Gas Portfolio
Fidelity Select Portfolios	Natural Resources Portfolio
Fidelity Select Portfolios	Pharmaceuticals Portfolio
Fidelity Select Portfolios	Retailing Portfolio
Fidelity Select Portfolios	Software and Computer Services Portfolio
Fidelity Select Portfolios	Technology Portfolio
Fidelity Select Portfolios	Telecommunications Portfolio
Fidelity Select Portfolios	Transportation Portfolio
Fidelity Select Portfolios	Utilities Portfolio
Fidelity Select Portfolios	Wireless Portfolio
Fidelity Summer Street Trust	Fidelity Capital & Income Fund
Fidelity Summer Street Trust	Fidelity Export and Multinational Fund
Fidelity Summer Street Trust	Fidelity Focused High Income Fund
Fidelity Summer Street Trust	Fidelity High Income Fund
Fidelity Summer Street Trust	Fidelity New Markets Income Fund
Fidelity Trend Fund	Fidelity Trend Fund
Variable Insurance Products Fund	Equity-Income Portfolio
Variable Insurance Products Fund	Growth Portfolio
Variable Insurance Products Fund	High Income Portfolio
Variable Insurance Products Fund	Overseas Portfolio
Variable Insurance Products Fund	Value Portfolio
Variable Insurance Products Fund II	Contrafund Portfolio
Variable Insurance Products Fund III	Aggressive Growth Portfolio
Variable Insurance Products Fund III	Balanced Portfolio
Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio
Variable Insurance Products Fund III	Growth & Income Portfolio
Variable Insurance Products Fund III	Growth Opportunities Portfolio
Variable Insurance Products Fund III	Mid Cap Portfolio
Variable Insurance Products Fund III	Value Strategies Portfolio
Variable Insurance Products Fund IV	Consumer Discretionary Portfolio
Variable Insurance Products Fund IV	Consumer Staples Portfolio
Variable Insurance Products Fund IV	Emerging Markets Portfolio
Variable Insurance Products Fund IV	Energy Portfolio
Variable Insurance Products Fund IV	Financial Services Portfolio
Variable Insurance Products Fund IV	Growth Stock Portfolio
Variable Insurance Products Fund IV	Health Care Portfolio
Variable Insurance Products Fund IV	Industrials Portfolio
Variable Insurance Products Fund IV	International Capital Appreciation Portfolio
Variable Insurance Products Fund IV	Materials Portfolio
Variable Insurance Products Fund IV	Real Estate Portfolio
Variable Insurance Products Fund IV	Technology Portfolio
Variable Insurance Products Fund IV	Telecommunications Portfolio
Variable Insurance Products Fund IV	Utilities Portfolio
Variable Insurance Products Fund IV	Value Leaders Portfolio

IN WITNESS WHEREOF, the undersigned have set their hands and seals this 1st day of July, 2010.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	FIDELITY RESEARCH & ANALYSIS COMPANY

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FIDELITY MANAGEMENT & RESEARCH COMPANY

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FIDELITY INVESTMENTS MONEY MANAGEMENT INC.

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FMR CO., INC.

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer